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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): December 4, 1997


                                      AAR CORP.
                (Exact name of registrant as specified in its charter)

                              -------------------------


          Delaware                      1-6263                   36-2334820
(State or other jurisdiction of  (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)




            1100 North Wood Dale Road
               Wood Dale, Illinois                        60191
      (Address of principal executive offices)          (Zip Code)

          Registrant's telephone number, include area code:  (630) 227-2000



                                    Not Applicable
             (Former name or former address, if changed since last year)


Exhibit Index is located on page 4.




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ITEM 5.   OTHER EVENTS.

     In December 1997 AAR CORP. (the "Company") expects to enter into an Amended and Restated Underwriting Agreement with Goldman, Sachs & Co. and William Blair & Company, L.L.C. and a Second Supplemental Indenture with First Trust National Association in connection with a public offering of its ____% Notes due 2007 under the Company's shelf Registration Statement on Form S-3 (Registration No. 33-42326).

     Copies of the forms of the Amended and Restated Underwriting Agreement, the Second Supplemental Indenture and the Note are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Report on Form 8-K and hereby are incorporated by reference herein. In addition, filed as Exhibit 12.1 hereto is the computation of ratio of earnings to fixed charges for the Company for the three months ended August 31, 1997 and 1996 and the years 1997, 1996, 1995, 1994 and 1993.

ITEM 7(c).     EXHIBITS.

Exhibit 1.1 Form of Amended and Restated Underwriting Agreement dated as of _________, 1997 among AAR CORP., Goldman, Sachs & Co. and William Blair & Company, L.L.C.

Exhibit 4.1 Form of Second Supplemental Indenture dated as of __________, 1997 between AAR CORP. and First Trust National Association.

Exhibit  4.2   Form of Note.

Exhibit 12.1 Computation of ratio of earnings to fixed charges for the three months ended August 31, 1997 and 1996 and the years 1997, 1996, 1995, 1994 and 1993.



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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 AAR CORP.



Dated: December 4, 1997          By:  /s/ Timothy J. Romenesko
                                      ----------------------------------------
                                      Timothy J. Romenesko
                                      Vice President, Chief Financial Officer
                                        and Treasurer


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                                    EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

Exhibit 1.1 Form of Amended and Restated Underwriting Agreement dated as of _________, 1997 among AAR CORP., Goldman, Sachs & Co.
               and William Blair & Company, L.L.C.

Exhibit  4.1   Form of Second Supplemental Indenture dated as of
               __________, 1997 between AAR CORP. and First Trust National Association.

Exhibit  4.2   Form of Note.

Exhibit 12.1 Computation of ratio of earnings to fixed charges for the three months ended August 31, 1997 and 1996 and the years 1997, 1996, 1995, 1994 and 1993.


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